MERRILL LYNCH
MIDDLE EAST/
AFRICA FUND, INC.



[FUND LOGO]
STRATEGIC
         Performance



Annual Report
November 30, 1997



Investing in emerging market securities involves a number of risk factors and special considerations, including restrictions on foreign investments and on repatriation of capital invested in emerging markets, currency fluctuations, and potential price volatility and less liquidity of securities traded in emerging markets. In addition, there may be less publicly available information about the issuers of securities, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which US companies are subject. Therefore, the Fund is designed as a long-term investment for investors capable of assuming the risks of investing in emerging markets. The Fund should be considered as a vehicle for diversification and not as a complete investment program. Please refer to the prospectus for details.

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.



Merrill Lynch
Middle East/Africa
Fund, Inc.
Box 9011
Princeton, NJ
08543-9011                                         #18413 -- 11/97



[RECYCLE LOGO]
Printed on post-consumer recycled paper



MERRILL LYNCH MIDDLE EAST/AFRICA FUND, INC.

[GRAPHIC OMITTED: LINE CHART OF ASSET ALLOCATION AS A PERCENTAGE* OF NET ASSETS AS OF NOVEMBER 30, 1997]

Asset Allocation as
A Percentage* of
Net Assets as of
November 30, 1997

A map illustrating the following percentages:

GHANA              3.2%
MOROCCO            4.2%
SOUTH AFRICA      36.3%
BOTSWANA           1.3%
TURKEY            14.7%
ISRAEL             6.8%
LEBANON            4.8%
JORDAN             1.1%
EGYPT             13.0%
ZIMBABWE           2.7%

* Total may not equal 100%.



         Merrill Lynch Middle East/Africa Fund, Inc., November 30, 1997

DEAR SHAREHOLDER

During the three-month period ended November 30, 1997, total returns for Merrill Lynch Middle East/Africa Fund, Inc.'s Class A, Class B,
Class C and Class D Shares were - 4.03%, - 4.31%, - 4.31% and - 4.12%, respectively. (Investment results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information, including average annual total returns, can be found on pages 3 -- 5 of this report to shareholders.) The unmanaged Morgan Stanley Capital International Indexes for the largest equity markets in the region -- Israel, South Africa and Turkey -- registered returns of
- 2.44%, - 16.58% and +27.69%, respectively, for the three months ended November 30, 1997. In addition, the unmanaged J.P. Morgan
Securities South African Bond Index was down 0.16% (in US dollars) for the same three-month period.

Investment Review and Activities
As shown above, the performance of the major markets in this region varied widely during the last three months. At November 30, 1997, the Fund's largest weighting was in South African stocks. This market was negatively affected by the turmoil in Asian markets, especially the steep decline in the Hong Kong stock market in late October. Furthermore, negative sentiment has been exacerbated by weak gold prices. However, the underlying fundamentals of the South African economy, in our view, remain sound. Inflation is slowing; the current account deficit has decreased; and foreign exchange reserves are at record highs. The outlook is for a continued decline in interest rates, which should in turn stimulate growth in both private consumption and investment. Despite the sharp decline in the stock market, the South African rand remained relatively stable during the November quarter. After declining by approximately 19% at the end of October, the market recovered somewhat, with financial service companies and large-capitalization industrial companies leading the recovery. Among our holdings in these sectors were bank stocks Nedcor Ltd. and First National Bank Holdings Ltd., and Johnnies Industrial Corp., Ltd., a holding company that provides exposure to the South African consumer market through its blue chip companies in the beverages and food sectors. We also held a large position in fixed-income instruments, most notably Republic of South Africa bonds.

In the Israeli market, the main factors affecting investor sentiment were political. These included conflicts with the Palestinian Authority resulting from the closure of the territories as well as the tension along Israel's northern border. Other factors affecting the trading climate were the expiration of Maof options, strikes in the economy during September (the banks and the stock exchange were shut down as part of the strike) and activity by foreign investors. On a positive note, the International Financial Corporation's (IFC) decision to include Israel in its index of emerging markets as of November 3, 1997 could lead to an increase in activity by foreign investors on the Tel Aviv Stock Exchange.

The Turkish market, which appreciated by almost 28%, was one of the big winners during the November quarter as investors became more comfortable with the new coalition government. The rally in the market was based on the confidence generated by the current coalition and 1998 expectations, rather than any tangible economic improvements. The outlook for lower inflation in 1998 is positive, but the exact measures for achieving such a goal are not certain. Furthermore, investors seem to believe that further privatization will continue in an orderly manner.

Among the smaller markets where the Fund has significant holdings was Egypt, which declined by 5.76% during the November quarter. Many investors remained focused on such negative developments as the slow progress of Middle Eastern negotiations and domestic violence within Egypt, overlooking the progress that Egypt made during the November quarter on decreasing its budget deficit and controlling inflation.

The government's privatization program is expected to get back on track with the appointment of a new economic minister. Also, we expect Egypt's recent inclusion in the IFC global investable index to raise the country's investment profile. One of our new holdings in Egypt was Paints & Chemicals Industries (PACHIN), the largest manufacturer of paints and inks in Egypt. PACHIN, a recently privatized company, dominates the decorative paints and industrial paints sectors with estimated market shares of 37% and 14%, respectively. We believe that the demand for paints and inks is likely to rise sharply as Egypt continues to experience strong economic and industrial growth.

Fiscal Year in Review
During the 12-month period ended November 30, 1997, total returns for Merrill Lynch Middle East/Africa Fund, Inc.'s Class A, Class B, Class
C and Class D Shares were +22.43%, +21.02%, +21.42% and +21.95%, respectively. The unmanaged Morgan Stanley Capital International
Indexes for the largest equity markets in the region -- Israel, South Africa and Turkey -- registered returns of +31.36%, - 8.35% and +79.90%, respectively, for the same one-year period. In addition, the unmanaged J.P. Morgan Securities South African Bond Index rose 17.52% (in US dollar terms). Beneficial to the Fund's performance during the fiscal year were the Fund's overweighted position in Egypt, its underweighted position in South Africa and stock selection in Turkey throughout the year.

In Conclusion
The quarter ended November 30, 1997 has been one of much volatility in the markets in the Middle East and Africa. This in itself is not unexpected. Nevertheless, our long-term outlook for the region remains positive. However, we would caution our shareholders that the volatility and sharp market declines we have witnessed during this quarter may continue. With this in mind, we thank you for your investment in Merrill Lynch Middle East/Africa Fund, Inc., and we look forward to reviewing our outlook and strategy with you in our next report to shareholders.

Sincerely,

/S/ARTHUR ZEIKEL
Arthur Zeikel
President

/S/GRACE PINEDA
Grace Pineda
Vice President and Portfolio Manager

January 8, 1998



PORTFOLIO INFORMATION

                                                          Percent of
Ten Largest Holdings (Equity Investments)                 Net Assets

Northern Electric Telekomunikasyon A.S. (NETAS)              5.1%
Akcansa Cimento A.S.                                         3.6
Torah Portland Cement Company, Egypt                         3.4
Guiness Ghana Ltd.                                           3.2
Al-Ahram (Pyramids) Beverages                                3.0
South African Breweries Ltd.                                 2.9
Paints & Chemicals Industries (PACHIN) (GDR)                 2.8
Sasol Ltd.                                                   2.7
Banque Libanaise                                             2.6
Johnnies Industrial Corp., Ltd.                              2.4


                                                          Percent of
Ten Largest Industries                                    Net Assets

Banking                                                     19.1%
Diversified                                                  6.8
Beverages & Tobacco                                          6.0
Beverages                                                    5.9
Telecommunications & Equipment                               5.1
Building Products                                            3.6
Engineering & Construction                                   3.4
Industrial -- Other                                          2.8
Merchandising                                                2.4
Building & Construction                                      2.3



PERFORMANCE DATA

About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select PricingSM System, which offers four pricing alternatives:

[bullet] Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

[bullet] Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

[bullet] Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

[bullet] Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



[GRAPHIC OMITTED: LINE CHART OF TOTAL RETURN BASED ON A $10,000
INVESTMENT]

Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's Class A and Class B Shares compared to growth of an investment in the Morgan Stanley Capital International Index-Israel, Morgan Stanley Capital International Index-Turkey, Morgan Stanley Capital International
Index-South Africa Index. Beginning and ending values are:

                                         12/30/94**          11/97
ML Middle East/Africa Fund, Inc.+--
Class A Shares*                           $9,475            $11,850
ML Middle East/Africa Fund, Inc.+--
Class B Shares*                          $10,000            $11,924
Morgan Stanley Capital International
Index-Israel++                           $10,000             $9,236
Morgan Stanley Capital International
Index-Turkey++                           $10,000            $15,086
Morgan Stanley Capital International
Index-South Africa++                     $10,000            $24,196


A line graph depicting the growth of an investment in the Fund's Class C and Class D Shares compared to growth of an investment in the Morgan Stanley Capital International Index-Israel, Morgan Stanley Capital International Index-Turkey, Morgan Stanley Capital International
Index-South Africa Index. Beginning and ending values are:

                                         12/30/94**          11/97
ML Middle East/Africa Fund, Inc.+--
Class C Shares*                          $10,000            $12,161
ML Middle East/Africa Fund, Inc.+--
Class D Shares*                           $9,475            $11,753
Morgan Stanley Capital International
Index-Israel++                           $10,000             $9,236
Morgan Stanley Capital International
Index-Turkey++                           $10,000            $15,086
Morgan Stanley Capital International
Index-South Africa++                     $10,000            $24,196

 * Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
** Commencement of operations.
 + ML Middle East/Africa Fund, Inc. invests primarily in equity and debt securities of corporate and governmental issuers in countries located in the Middle East and Africa.
++ This unmanaged Index measures the total returns of countries within the Middle East/Africa region.



Average Annual Total Return

                                 % Return Without        % Return With
                                   Sales Charge          Sales Charge**
Class A Shares*
Year Ended 9/30/97                    +30.14%               +20.93%
Inception (12/30/94)
through 9/30/97                       +11.06                + 8.91

 * Maximum sales charge is 5.25%. Maximum redemption fee is 2% and is reduced to 0% after 1 year.
** Assuming maximum sales charge.


                                     % Return              % Return
                                   Without CDSC           With CDSC**
Class B Shares*
Year Ended 9/30/97                    +28.68%               +22.18%
Inception (12/30/94)
through 9/30/97                       + 9.88                + 9.26

 * Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years. Maximum redemption fee is 2% and is reduced to 0% after 1 year.
** Assuming payment of applicable contingent deferred sales charge.


                                     % Return              % Return
                                   Without CDSC           With CDSC**
Class C Shares*
Year Ended 9/30/97                    +29.06%               +25.55%
Inception (12/30/94)
through 9/30/97                       +10.03                +10.03

 * Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year. Maximum redemption fee is 2% and is reduced to 0% after 1 year.
** Assuming payment of applicable contingent deferred sales charge.


                                 % Return Without        % Return With
                                   Sales Charge          Sales Charge**
Class D Shares*
Year Ended 9/30/97                    +29.65%               +20.47%
Inception (12/30/94)
through 9/30/97                       +10.74                + 8.59

 * Maximum sales charge is 5.25%. Maximum redemption fee is 2% and is reduced to 0% after 1 year.
** Assuming maximum sales charge.





Recent Performance Results*

                                                                                                          12 Month     3 Month
                                                                 11/30/97      8/31/97      11/30/96      % Change     % Change
ML Middle East/Africa Fund, Inc. Class A Shares                  $10.96       $11.42         $9.40         +16.60%     - 4.03%
ML Middle East/Africa Fund, Inc. Class B Shares                   10.87        11.36          9.31         +16.76      - 4.31
ML Middle East/Africa Fund, Inc. Class C Shares                   10.89        11.38          9.31         +16.97      - 4.31
ML Middle East/Africa Fund, Inc. Class D Shares                   10.93        11.40          9.38         +16.52      - 4.12
ML Middle East/Africa Fund, Inc. Class A Shares -- Total Return                                            +22.43(1)   - 4.03
ML Middle East/Africa Fund, Inc. Class B Shares -- Total Return                                            +21.02(2)   - 4.31
ML Middle East/Africa Fund, Inc. Class C Shares -- Total Return                                            +21.42(3)   - 4.31
ML Middle East/Africa Fund, Inc. Class D Shares -- Total Return                                            +21.95(4)   - 4.12

 *  Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
(1) Percent change includes reinvestment of $0.436 per share ordinary income dividends.
(2) Percent change includes reinvestment of $0.319 per share ordinary income dividends.
(3) Percent change includes reinvestment of $0.332 per share ordinary income dividends.
(4) Percent change includes reinvestment of $0.406 per share ordinary income dividends.







                                                                   Merrill Lynch Middle East/Africa Fund, Inc., November 30, 1997

SCHEDULE OF INVESTMENTS                                                                                            (in US dollars)

                                         Shares Held/                                                       Value       Percent of
AFRICA           Industries              Face Amount               Investments                 Cost       (Note 1a)     Net Assets

Botswana         Multi-Industry             106,802     Sechaba Breweries Ltd. (e)            $85,845      $112,356          1.3%
                                                                                           ----------    ----------       ------
                                                        Total Investments in Botswana          85,845       112,356          1.3
                                                                                           ==========    ==========       ======

Ghana            Beverages & Tobacco        950,048     Guiness Ghana Ltd.                    165,147       277,115          3.2
                                                                                           ----------    ----------       ------
                                                        Total Investments in Ghana            165,147       277,115          3.2
                                                                                           ==========    ==========       ======

Morocco          Banking                      3,428     Banque Marocaine du Commerce
                                                        Exterieure (GDR)(b)                   116,045       208,474          2.4

                 Building Materials           2,000     Les Ciments de l'Oriental              87,576       160,502          1.8
                                                                                           ----------    ----------       ------
                                                        Total Investments in Morocco          203,621       368,976          4.2
                                                                                           ==========    ==========       ======

South Africa     Banking                      4,264     Nedcor Ltd. (GDR)(b)(d)                81,032        96,579          1.1

                 Beverages                   10,231     South African Breweries Ltd.          298,069       250,770          2.9

                 Beverages & Tobacco         20,200     Rembrandt Group Ltd.                  212,748       154,985          1.8

                 Broadcasting &
                 Publishing                  14,600     Nasionale Pers Beperk                 133,662       120,288          1.4

                 Diversified                 26,300     Billiton PLC (c)                       95,069        64,670          0.7
                                             16,000    +Billiton PLC (ADR)(c)                  58,450        39,200          0.4
                                             19,596     Johnnies Industrial Corp., Ltd.       238,518       213,114          2.4
                                             10,350     Rembrandt Controlling Investments
                                                        Ltd.                                   71,363        51,590          0.6
                                             23,100     Sasol Ltd.                            297,437       232,903          2.7
                                                                                           ----------    ----------       ------
                                                                                              760,837       601,477          6.8

                 Entertainment                  435     Sun International (Bophuthatswana)
                                                        Ltd.                                      552           179          0.0

                 Financial Services          13,050     First National Bank Holdings Ltd.      80,725       110,206          1.3

                 Foreign Government ZAL   6,950,000     South African Bond, 12% due
                 Obligations                            2/28/2005                           1,416,938     1,293,246         14.7

                 Merchandising               34,620     Pick'n Pay Stores Ltd.                 39,456        54,907          0.6
                                                433     Pick'n Pay Stores Ltd. (N Shares)         603           598          0.0
                                                                                           ----------    ----------       ------
                                                                                               40,059        55,505          0.6

                 Metals -- Non-Ferrous       63,075     Gencor Limited                        158,278        98,088          1.1
                                             22,571     Gencor Limited (ADR)(a)                55,535        35,089          0.4
                                                                                           ----------    ----------       ------
                                                                                              213,813       133,177          1.5

                 Mining                       2,660     Anglo American Corp. of South
                                                        Africa, Ltd. (ADR)(a)                 167,591       108,727          1.2
                                              2,400     De Beers Centenary AG                  77,488        50,422          0.6
                                              1,370     Gold Fields of South Africa Ltd.       35,013        20,317          0.2
                                                 36     JCI Company Limited                       367           133          0.0
                                                                                           ----------    ----------       ------
                                                                                              280,459       179,599          2.0

                 Retail                     113,690     Metro Cash & Carry Ltd.                99,977       106,548          1.2
                                             13,494     Pepkor Ltd. (Ordinary)                 63,714        83,382          1.0
                                                                                           ----------    ----------       ------
                                                                                              163,691       189,930          2.2
                                                                                           ----------    ----------       ------
                                                        Total Investments in South Africa   3,682,585     3,185,941         36.3
                                                                                           ==========    ==========       ======

Zimbabwe         Beverages & Tobacco         80,656    +Delta Corporation                      49,265        84,842          1.0

                 Entertainment & Leisure    183,782     Zimbabwe Sun International             72,119        55,961          0.6

                 Real Estate                125,869     Hippo Valley Estates                   47,302       100,173          1.1
                                                                                           ----------    ----------       ------
                                                        Total Investments in Zimbabwe         168,686       240,976          2.7
                                                                                           ==========    ==========       ======
                                                        Total Investments in Africa         4,305,884     4,185,364         47.7
                                                                                           ==========    ==========       ======

MIDDLE
EAST

Egypt            Banking                      5,110     Commercial International Bank
                                                        (Egypt) S.A.E. (CIB)                   60,437       103,917          1.2
                                              7,000     Commercial International Bank
                                                        (Egypt) S.A.E. (CIB) (GDR)(b)         185,500       142,625          1.6
                                                                                           ----------    ----------       ------
                                                                                              245,937       246,542          2.8

                 Beverages                    8,989    +Al-Ahram (Pyramids) Beverages
                                                        (GDR)(b)(d)                           139,329       267,423          3.0

                 Engineering & Construction  11,810     Torah Portland Cement Company,
                                                        Egypt                                 215,720       299,688          3.4

                 Housing                      1,270     Nasr City Company for Housing &
                                                        Reconstruction                         27,807        86,089          1.0

                 Industrial -- Other         24,300    +Paints & Chemicals Industries
                                                        (PACHIN) (GDR)(b)                     285,525       243,000          2.8
                                                                                           ----------    ----------       ------
                                                        Total Investments in Egypt            914,318     1,142,742         13.0
                                                                                           ==========    ==========       ======

Israel           Banking                     86,852     Bank Hapoalim Ltd.                    139,943       212,350          2.4
                                            102,072     Bank Leumi Le-Israel                  143,402       163,197          1.9
                                                                                           ----------    ----------       ------
                                                                                              283,345       375,547          4.3

                 Food Chain                  20,607     Supersol Ltd.                          55,496        58,022          0.7

                 Merchandising               17,458    +Blue Square Chain Stores Properties
                                                        and Investments Ltd.                   95,151       159,571          1.8
                                                                                           ----------    ----------       ------
                                                        Total Investments in Israel           433,992       593,140          6.8
                                                                                           ==========    ==========       ======

Jordan           Transportation Services      6,406    +Aramex International Limited
                                                        (ADR)(a)                               48,286        93,688          1.1
                                                                                           ----------    ----------       ------
                                                        Total Investments in Jordan            48,286        93,688          1.1
                                                                                           ==========    ==========       ======

Lebanon          Banking                      6,300     Banque Audi (GDR)(b)                  179,550       189,787          2.2
                                             12,000    +Banque Libanaise (GDR)(b)(d)          145,500       231,000          2.6
                                                                                           ----------    ----------       ------
                                                        Total Investments in Lebanon          325,050       420,787          4.8
                                                                                           ==========    ==========       ======

Turkey           Banking                  2,959,000     Akbank T.A.S. (Ordinary)              188,496       192,959          2.2
                                          4,290,000     Yapi ve Kredi Bankasi A.S.            103,740       133,843          1.5
                                                                                           ----------    ----------       ------
                                                                                              292,236       326,802          3.7

                 Building & Construction  2,335,701     Adana Cimento Sanayii (Class A)        71,880       203,084          2.3

                 Building Products        1,823,053     Akcansa Cimento A.S.                  274,573       317,020          3.6

                 Telecommunications       1,133,695    +Northern Electric Telekomunikasyon
                 & Equipment                            A.S. (NETAS)                          427,433       446,474          5.1
                                                                                           ----------    ----------       ------
                                                        Total Investments in Turkey         1,066,122     1,293,380         14.7
                                                                                           ==========    ==========       ======
                                                        Total Investments in the Middle
                                                        East                                2,787,768     3,543,737         40.4
                                                                                           ==========    ==========       ======


Short-Term                                  Face
Securities                                 Amount

                 US Government    US$       815,000     Federal Home Loan Mortgage Corp.,
                 Agency Obligations*                    5.63% due 12/01/1997                  814,745       814,745          9.3
                                                                                           ----------    ----------       ------
                                                        Total Investments in Short-Term
                                                        Securities                            814,745       814,745          9.3
                                                                                           ==========    ==========       ======

                 Total Investments                                                         $7,908,397     8,543,846         97.4
                                                                                           ==========

                 Other Assets Less                                                                          223,654          2.6
                 Liabilities                                                                             ----------       ------

                 Net Assets                                                                              $8,767,500        100.0%
                                                                                                         ==========       ======

 * Certain US Government Agency Obligations are traded on a discount basis; the interest rate shown is the discount rate paid at the time of purchase by the Fund.
(a) American Depositary Receipts (ADR).
(b) Global Depositary Receipts (GDR).
(c) Consistent with the general policy of the Securities and Exchange
    Commission, the nationality or domicile of an issuer for determination of foreign issuer status may be (i) the country under whose laws the issue is organized, (ii) the country in which the issuer's securities are principally traded, or (iii) the country in which the issuer derives a significant proportion (at least 50%) of its revenue or profits from goods produced or sold, investments made, or services performed in the country, or in which at least 50% of the assets of the issuer are situated.
(d) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(e) Formerly known as Sechaba Investment Trust.
 +  Non-income producing securities.

    See Notes to Financial Statements.







STATEMENT OF ASSETS AND LIABILITIES


                      As of November 30, 1997
Assets:               Investments, at value (identified cost -- $7,908,397) (Note 1a)                               $8,543,846
                      Cash                                                                                                 261
                      Foreign cash (Note 1b)                                                                            17,159
                      Receivables:
                      Interest                                                                     $42,708
                      Securities sold                                                               31,993
                      Dividends                                                                     23,557
                      Capital shares sold                                                            5,683             103,941
                                                                                                ----------
                      Deferred organization expenses (Note 1f)                                                         124,774
                      Prepaid registration fees and other assets (Note 1f)                                              99,624
                                                                                                                    ----------
                      Total assets                                                                                   8,889,605
                                                                                                                    ----------

Liabilities:          Payables:
                      Capital shares redeemed                                                       26,692
                      Distributor (Note 2)                                                           5,434              32,126
                                                                                                ----------
                      Accrued expenses and other liabilities                                                            89,979
                                                                                                                    ----------
                      Total liabilities                                                                                122,105
                                                                                                                    ----------

Net Assets:           Net assets                                                                                    $8,767,500
                                                                                                                    ==========

Net Assets            Class A Shares of Common Stock, $0.10 par value, 100,000,000 shares
Consist of:           authorized                                                                                        $9,026
                      Class B Shares of Common Stock, $0.10 par value, 100,000,000 shares
                      authorized                                                                                        54,716
                      Class C Shares of Common Stock, $0.10 par value, 100,000,000 shares
                      authorized                                                                                         6,632
                      Class D Shares of Common Stock, $0.10 par value, 100,000,000 shares
                      authorized                                                                                        10,147
                      Paid-in capital in excess of par                                                               8,358,173
                      Undistributed investment income -- net                                                           236,136
                      Accumulated realized capital losses on investments and foreign currency
                      transactions -- net (Note 6)                                                                    (540,418)
                      Unrealized appreciation on investments and foreign currency transactions
                      -- net                                                                                           633,088
                                                                                                                    ----------
                      Net assets                                                                                    $8,767,500
                                                                                                                    ==========

Net Asset             Class A -- Based on net assets of $988,906 and 90,262 shares outstanding                          $10.96
Value:                                                                                                              ==========
                      Class B -- Based on net assets of $5,947,031 and 547,159 shares outstanding                       $10.87
                                                                                                                    ==========
                      Class C -- Based on net assets of $722,374 and 66,318 shares outstanding                          $10.89
                                                                                                                    ==========
                      Class D -- Based on net assets of $1,109,189 and 101,468 shares outstanding                       $10.93
                                                                                                                    ==========

                      See Notes to Financial Statements.






STATEMENT OF OPERATIONS

                          For the Year Ended November 30, 1997

Investment                Interest and discount earned                                                                 $241,400
Income                    Dividends (net of $7,960 foreign withholding tax)                                             178,710
(Notes 1d & 1e):                                                                                                     ----------
                          Total income                                                                                  420,110
                                                                                                                     ----------

Expenses:                 Registration fees (Note 1f)                                              $89,995
                          Investment advisory fees (Note 2)                                         85,890
                          Professional fees                                                         73,600
                          Accounting services (Note 2)                                              66,132
                          Printing and shareholders reports                                         65,219
                          Account maintenance and distribution fees -- Class B (Note 2)             60,469
                          Amortization of organization expenses (Note 1f)                           59,892
                          Custodian fees                                                            49,741
                          Directors' fees and expenses                                              37,437
                          Transfer agent fees -- Class B (Note 2)                                   12,582
                          Account maintenance and distribution fees -- Class C (Note 2)              6,751
                          Pricing fees                                                               3,862
                          Account maintenance fees -- Class D (Note 2)                               2,614
                          Transfer agent fees -- Class D (Note 2)                                    1,782
                          Transfer agent fees -- Class C (Note 2)                                    1,478
                          Transfer agent fees -- Class A (Note 2)                                    1,384
                          Other                                                                      4,811
                                                                                                ----------
                          Total expenses before reimbursement                                      623,639
                          Reimbursement of expenses (Note 2)                                      (510,888)
                                                                                                ----------
                          Total expenses after reimbursement                                                            112,751
                                                                                                                     ----------
                          Investment income -- net                                                                      307,359
                                                                                                                     ----------

Realized &                Realized gain (loss) from:
Unrealized Gain (Loss)    Investments -- net                                                       139,643
On Investments &          Foreign currency transactions -- net                                     (36,938)             102,705
Foreign Currency                                                                                ----------
Transactions -- Net       Change in unrealized appreciation/depreciation on:
(Notes 1b, 1c,            Investments -- net                                                       990,420
1e & 3):                  Foreign currency transactions -- net                                       2,094              992,514
                                                                                                ----------           ----------
                          Net realized and unrealized gain on investments and foreign currency
                          transactions                                                                                1,095,219
                                                                                                                     ----------
                          Net Increase in Net Assets Resulting from Operations                                       $1,402,578
                                                                                                                     ==========

                          See Notes to Financial Statements.






STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                         For the Year Ended
                                                                                                             November 30,
                       Increase (Decrease) in Net Assets:                                                1997           1996

Operations:            Investment income -- net                                                        $307,359       $324,969
                       Realized gain (loss) on investments and foreign currency transactions -- net     102,705       (723,989)
                       Change in unrealized appreciation/depreciation on investments and foreign
                       currency transactions -- net                                                     992,514        (34,017)
                                                                                                    -----------    -----------
                       Net increase (decrease) in net assets resulting from operations                1,402,578       (433,037)
                                                                                                    -----------    -----------

Dividends &            Investment income -- net:
Distributions to         Class A                                                                        (18,402)       (51,662)
Shareholders             Class B                                                                       (194,967)      (541,025)
(Note 1g):               Class C                                                                        (26,076)       (71,137)
                         Class D                                                                        (41,949)      (121,684)
                       Realized gain on investments -- net:
                         Class A                                                                             --         (1,581)
                         Class B                                                                             --        (18,968)
                         Class C                                                                             --         (2,502)
                         Class D                                                                             --         (3,830)
                                                                                                    -----------    -----------
                       Net decrease in net assets resulting from dividends and distributions to
                       shareholders                                                                    (281,394)      (812,389)
                                                                                                    -----------    -----------

Capital Share          Net decrease in net assets derived from capital share transactions              (112,890)    (1,925,740)
Transactions (Note 4):                                                                              -----------    -----------

Net Assets:            Total increase (decrease) in net assets                                        1,008,294     (3,171,166)
                       Beginning of year                                                              7,759,206     10,930,372
                                                                                                    -----------    -----------
                       End of year*                                                                  $8,767,500     $7,759,206
                                                                                                    ===========    ===========

                      *Undistributed investment income -- net (Note 1h)                                $236,136       $247,109
                                                                                                    ===========    ===========

                       See Notes to Financial Statements.






FINANCIAL HIGHLIGHTS

                                                                             Class A                          Class B
                                                                                     For the                          For the
                                                                                     Period                           Period
                     The following per share data                                    Dec. 30,                         Dec. 30,
                     and ratios have been derived                  For the Year    1994++ to        For the Year    1994++ to
                     from information provided in                  Ended Nov. 30,    Nov. 30,        Ended Nov. 30,   Nov. 30,
                     the financial statements.                    1997+     1996+     1995          1997+     1996+     1995
                     Increase (Decrease) in Net Asset Value:

Per Share Operating  Net asset value, beginning of period         $9.40    $10.66    $10.00         $9.31    $10.56    $10.00
Performance:                                                   --------  --------  --------      --------  --------  --------
                     Investment income -- net                       .48       .42       .57           .37       .32       .79
                     Realized and unrealized gain (loss) on
                     investments and foreign currency
                     transactions -- net                           1.52      (.80)      .09          1.51      (.80)     (.23)
                                                               --------  --------  --------      --------  --------  --------
                     Total from investment operations              2.00      (.38)      .66          1.88      (.48)      .56
                                                               --------  --------  --------      --------  --------  --------
                     Less dividends and distributions:
                     Investment income -- net                      (.44)     (.85)       --          (.32)     (.74)       --
                     Realized gain on investments -- net             --      (.03)       --            --      (.03)       --
                                                               --------  --------  --------      --------  --------  --------
                     Total dividends and distributions             (.44)     (.88)       --          (.32)     (.77)       --
                                                               --------  --------  --------      --------  --------  --------
                     Net asset value, end of period              $10.96     $9.40    $10.66        $10.87     $9.31    $10.56
                                                               ========  ========  ========      ========  ========  ========

Total Investment     Based on net asset value per share           22.43%    (4.17%)    6.60%+++++   21.02%    (5.14%)    5.60%+++++
Return:**                                                      ========  ========  ========      ========  ========  ========

Ratios to Average    Expenses, net of reimbursement                 .47%      .47%      .00%*        1.51%     1.50%     1.01%*
Net Assets:                                                    ========  ========  ========      ========  ========  ========
                     Expenses                                      6.36%     4.84%     4.63%*        7.46%     5.90%     5.68%*
                                                               ========  ========  ========      ========  ========  ========
                     Investment income -- net                      4.35%     4.24%     8.43%*        3.40%     3.15%     8.33%*
                                                               ========  ========  ========      ========  ========  ========

Supplemental         Net assets, end of period (in thousands)      $989      $399      $648        $5,947    $5,699    $7,701
Data:                                                          ========  ========  ========      ========  ========  ========
                     Portfolio turnover                           78.12%    46.36%    40.97%        78.12%    46.36%    40.97%
                                                               ========  ========  ========      ========  ========  ========
                     Average commission rate paid++              $.0012    $.0022        --        $.0012    $.0022        --
                                                               ========  ========  ========      ========  ========  ========


                                                                             Class C                          Class D
                                                                                     For the                          For the
                                                                                     Period                           Period
                     The following per share data                                    Dec. 30,                         Dec. 30,
                     and ratios have been derived                  For the Year    1994++ to        For the Year    1994++ to
                     from information provided in                  Ended Nov. 30,    Nov. 30,        Ended Nov. 30,   Nov. 30,
                     the financial statements.                    1997+     1996+     1995          1997+     1996+     1995
                     Increase (Decrease) in Net Asset Value:

Per Share Operating  Net asset value, beginning of period         $9.31    $10.56    $10.00         $9.38    $10.63    $10.00
Performance:                                                   --------  --------  --------      --------  --------  --------
                     Investment income -- net                       .36       .31       .83           .46       .40       .77
                     Realized and unrealized gain (loss) on
                     investments and foreign currency
                     transactions -- net                           1.55      (.79)     (.27)         1.50      (.80)     (.14)
                                                               --------  --------  --------      --------  --------  --------
                     Total from investment operations              1.91      (.48)      .56          1.96      (.40)      .63
                                                               --------  --------  --------      --------  --------  --------
                     Less dividends and distributions:
                     Investment income -- net                      (.33)     (.74)       --          (.41)     (.82)       --
                     Realized gain on investments -- net             --      (.03)       --            --      (.03)       --
                                                               --------  --------  --------      --------  --------  --------
                     Total dividends and distributions             (.33)     (.77)       --          (.41)     (.85)       --
                                                               --------  --------  --------      --------  --------  --------
                     Net asset value, end of period              $10.89     $9.31    $10.56        $10.93     $9.38    $10.63
                                                               ========  ========  ========      ========  ========  ========

Total Investment     Based on net asset value per share           21.42%    (5.16%)    5.60%+++++   21.95%    (4.31%)    6.30%+++++
Return:**                                                      ========  ========  ========      ========  ========  ========

Ratios to Average    Expenses, net of reimbursement                1.52%     1.50%     1.01%*         .72%      .72%      .25%*
Net Assets:                                                    ========  ========  ========      ========  ========  ========
                     Expenses                                      7.47%     5.91%     5.67%*        6.67%     5.08%     4.89%*
                                                               ========  ========  ========      ========  ========  ========
                     Investment income -- net                      3.33%     3.14%     8.45%*        4.18%     4.01%     9.07%*
                                                               ========  ========  ========      ========  ========  ========

Supplemental         Net assets, end of period (in thousands)      $723      $692    $1,012        $1,109      $969    $1,569
Data:                                                          ========  ========  ========      ========  ========  ========
                     Portfolio turnover                           78.12%    46.36%    40.97%        78.12%    46.36%    40.97%
                                                               ========  ========  ========      ========  ========  ========
                     Average commission rate paid++              $.0012    $.0022        --        $.0012    $.0022        --
                                                               ========  ========  ========      ========  ========  ========

                   * Annualized.
                  ** Total investment returns exclude the effects of sales loads.
                   + Based on average outstanding shares.
                  ++ For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average Commission Rate
                     Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.
                ++++ Commencement of operations.
               +++++ Aggregate total investment return.

                     See Notes to Financial Statements.




       Merrill Lynch Middle East/Africa Fund, Inc., November 30, 1997

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Middle East/Africa Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund offers four classes of shares under the Merrill Lynch Select Pricingsm System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of securities -- Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Foreign currency transactions -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(c) Derivative financial instruments -- The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

[bullet] Options -- The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

[bullet] Forward foreign exchange contracts -- The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts. Premium or discount is amortized over the life of the contracts.

[bullet] Foreign currency options and futures -- The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

[bullet] Financial futures contracts -- The Fund may purchase or sell stock index futures contracts and options on such futures contracts. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(d) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(e) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Deferred organization expenses and prepaid registration fees -- Deferred organization expenses are charged to expense on a straight-line basis over a five-year period. Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions -- Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Reclassification -- Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $36,938 have been reclassified between accumulated net realized capital losses and undistributed net investment income. These reclassifications have no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch and Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. As compensation for its services to the Fund, MLAM receives monthly compensation at the annual rate of 1.00% of the average daily net assets of the Fund. For the year ended November 30, 1997, MLAM earned fees of $85,890, all of which was voluntarily waived. MLAM also reimbursed the Fund for additional expenses of $424,998.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                         Account               Distribution
                     Maintenance Fee               Fee

Class B                   0.25%                   0.75%
Class C                   0.25%                   0.75%
Class D                   0.25%                     --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended November 30, 1997, MLFD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                          MLFD                  MLPF&S

Class D                   $637                  $5,659

For the year ended November 30, 1997, MLPF&S received contingent deferred sales charges of $45,331 and $1,686 relating to transactions in Class B and Class C Shares, respectively.

In addition, MLPF&S received $2,930 in commissions on the execution of portfolio security transactions for the Fund for the year ended November 30, 1997.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of MLAM, PSI, MLFDS, MLFD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for year ended November 30, 1997 were $6,432,529 and $5,970,231, respectively.

Net realized and unrealized gains (losses) as of November 30, 1997 were as follows:

                                         Realized         Unrealized
                                           Gains             Gains
                                         (Losses)          (Losses)

Long-term investments                    $139,643          $635,449
Foreign currency transactions             (36,938)           (2,361)
                                     ------------      ------------
Total                                    $102,705          $633,088
                                     ============      ============

As of November 30, 1997, net unrealized appreciation for Federal income tax purposes aggregated $635,449, of which $1,320,368 related to appreciated securities and $684,919 related to depreciated securities. The aggregate cost of investments at November 30, 1997 for Federal income tax purposes was $7,908,397.

4. Capital Share Transactions:
Net decrease in net assets derived from capital share transactions was $112,890 and $1,925,740 for the years ended November 30, 1997 and November 30, 1996, respectively.

Class A Shares for the Year                                 Dollar
Ended November 30, 1997                   Shares            Amount

Shares sold                                70,183          $762,817
Shares issued to shareholders in
reinvestment of dividends                     770             6,712
                                     ------------      ------------
Total issued                               70,953           769,529
Shares redeemed                           (23,107)         (254,547)
                                     ------------      ------------
Net increase                               47,846          $514,982
                                     ============      ============

Class A Shares for the Year                                 Dollar
Ended November 30, 1996                   Shares            Amount

Shares sold                                15,446          $161,605
Shares issued to shareholders in
reinvestment of dividends and
distributions                               2,358            26,229
                                     ------------      ------------
Total issued                               17,804           187,834
Shares redeemed                           (36,243)         (366,373)
                                     ------------      ------------
Net decrease                              (18,439)        $(178,539)
                                     ============      ============

Class B Shares for the Year                                 Dollar
Ended November 30, 1997                   Shares            Amount

Shares sold                               139,528        $1,537,142
Shares issued to shareholders in
reinvestment of dividends                   5,639            49,231
                                     ------------      ------------
Total issued                              145,167         1,586,373
Shares redeemed                          (210,113)       (2,174,324)
                                     ------------      ------------
Net decrease                              (64,946)        $(587,951)
                                     ============      ============

Class B Shares for the Year                                 Dollar
Ended November 30, 1996                   Shares            Amount

Shares sold                                82,351          $854,084
Shares issued to shareholders in
reinvestment of dividends and
distributions                               6,020            63,443
                                     ------------      ------------
Total issued                               88,371           917,527
Shares redeemed                          (205,679)       (2,013,667)
                                     ------------      ------------
Net decrease                             (117,308)      $(1,096,140)
                                     ============      ============

Class C Shares for the Year                                 Dollar
Ended November 30, 1997                   Shares            Amount

Shares sold                                40,916          $447,258
Shares issued to shareholders in
reinvestment of dividends                   1,129             9,847
                                     ------------      ------------
Total issued                               42,045           457,105
Shares redeemed                           (49,974)         (503,688)
                                     ------------      ------------
Net decrease                               (7,929)         $(46,583)
                                     ============      ============

Class C Shares for the Year                                 Dollar
Ended November 30, 1996                   Shares            Amount

Shares sold                                20,835          $211,576
Shares issued to shareholders in
reinvestment of dividends and
distributions                                 704             8,084
                                     ------------      ------------
Total issued                               21,539           219,660
Shares redeemed                           (43,114)         (431,908)
                                     ------------      ------------
Net decrease                              (21,575)        $(212,248)
                                     ============      ============

Class D Shares for the Year                                 Dollar
Ended November 30, 1997                   Shares            Amount

Shares sold                                30,184          $334,924
Shares issued to shareholders in
reinvestment of dividends                   1,282            11,183
                                     ------------      ------------
Total issued                               31,466           346,107
Shares redeemed                           (33,347)         (339,445)
                                     ------------      ------------
Net increase (decrease)                    (1,881)           $6,662
                                     ============      ============

Class D Shares for the Year                                 Dollar
Ended November 30, 1996                   Shares            Amount

Shares sold                                10,891          $112,953
Shares issued to shareholders in
reinvestment of dividends and
distributions                               2,310            25,977
                                     ------------      ------------
Total issued                               13,201           138,930
Shares redeemed                           (57,396)         (577,743)
                                     ------------      ------------
Net decrease                              (44,195)        $(438,813)
                                     ============      ============

The total redemption fees for Merrill Lynch Middle East/Africa Fund, Inc., amounted to $9,687 for the year ended November 30, 1997.

5. Commitments:
At November 30, 1997, the Fund had entered into foreign exchange contracts under which it had agreed to sell various foreign currencies with approximate values of $17,000.

6. Capital Loss Carryforward:
At November 30, 1997, the Fund had a net capital loss carryforward of approximately $540,000, all of which expires in 2004. This amount will be available to offset like amounts of any future taxable gains.

7. Subsequent Event:
On December 1, 1997, the Board of Directors of the Fund declared an ordinary income dividend in the amount of $.381436 per Class A Share, $.274264 per Class B Share, $.283183 per Class C Share, and $.357533 per Class D Share, payable on December 29, 1997 to shareholders of record as of December 18, 1997.



INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Merrill Lynch Middle East/Africa Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch
Middle East/Africa Fund, Inc. as of November 30, 1997, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended and the period December 30, 1994 (commencement of operations) to November 30, 1995. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at November 30, 1997, by correspondence with the custodians. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Merrill Lynch Middle East/Africa Fund, Inc. as of November 30, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
January 14, 1998





IMPORTANT TAX INFORMATION (unaudited)

The following information summarizes all per share distributions paid by Merrill Lynch Middle East/Africa Fund, Inc.
during its fiscal year ended November 30, 1997.

                                                 Non-Qualifying      Foreign         Total       Foreign Taxes
                    Record          Payable         Domestic         Source         Ordinary        Paid or
                     Date            Date       Ordinary Income      Income          Income         Withheld

Class A Shares     12/13/96        12/23/96        $.004080         $.431975        $.436055        $.015770
Class B Shares     12/13/96        12/23/96        $.002985         $.316049        $.319034        $.015770
Class C Shares     12/13/96        12/23/96        $.003103         $.328489        $.331592        $.015770
Class D Shares     12/13/96        12/23/96        $.003798         $.402097        $.405895        $.015770

All of the foreign taxes paid or withheld represent taxes incurred by the Fund on dividends received by the Fund from foreign sources.
Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. You should consult your tax adviser regarding the appropriate treatment of foreign taxes paid.

Please retain this information for your records.




EQUITY PORTFOLIO CHANGES (unaudited)

For the Quarter Ended November 30, 1997

Additions

Banque Audi (GDR)
Northern Electric Telekomunikasyon A.S. (NETAS)
Paints & Chemicals Industries (PACHIN) (GDR)
Yapi ve Kredi Bankasi A.S.


Deletions

Barlow Rand Ltd.
Gencor Limited (Unsponsored) (ADR)
Ingwe Coal Corp., Ltd.



OFFICERS AND DIRECTORS

Arthur Zeikel, President and Director
Donald Cecil, Director
Edward H. Meyer, Director
Charles C. Reilly, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Terry K. Glenn, Executive Vice President
Norman R. Harvey, Senior Vice President
Grace Pineda, Senior Vice President and
  Portfolio Manager
Donald C. Burke, Vice President
Gerald M. Richard, Treasurer
James W. Harshaw, Secretary

Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800)637-3863